Exhibit 10.1

RECORD AND RETURN TO:	CROSS-REFERENCE:
Neil S. Morrisroe, Esq.	Deed Book 52964, Page 394,
McLain & Merritt, P.C.	Fulton County Records
3445 Peachtree Road, N.E., Suite 500
Atlanta, GA 30326
13CM044

STATE OF GEORGIA

COUNTY OF FULTON

FIRST MODIFICATION AGREEMENT OF NOTE AND
SECURITY DEED

THIS FIRST MODIFICATION AGREEMENT is entered into as of this 15th day of January, 2015, by and between Roberts Properties Residential, L.P., a Georgia limited partnership (hereinafter referred to as “Borrower”) and North Springs Financial, LLC, a Georgia limited liability company (hereinafter referred to as “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower executed and delivered to Lender a Promissory Note in the original principal amount of Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00), dated July 18, 2013 (the “Note”); and

WHEREAS, the Note is secured by a Deed to Secure Debt and Security Agreement from Borrower to Lender, dated July 18, 2013, which is recorded in Deed Book 52964, Page 394, Fulton County, Georgia, records (the “Security Deed”); and

WHEREAS, pursuant to the Note, the Borrower previously exercised its options to extend the maturity date of the Note to January 17, 2015; and

WHEREAS, Borrower has requested and Lender has agreed to modify the Note and Security Deed in certain respects, including the decrease in the principal amount of the loan and the modification of the maturity date of the Note and Security Deed to April 17, 2015;

NOW, THEREFORE, for and in consideration of these presents, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower covenant and agree as follows:

1.      The Note is hereby modified as follows:

(a)	The maturity date of January 17, 2015 is hereby deleted, and the modified maturity date of April 17, 2015 is hereby substituted in lieu thereof; and
(b)	The principal amount of the loan evidenced by the Note is hereby decreased from $5,500,000.00 to $4,950,000.00.

2.      The Security Deed is hereby modified as follows:

(a)	The maturity date of July 17, 2014, set forth on page one of the Security Deed is hereby deleted, and the modified maturity date of April 17, 2015, is hereby substituted in lieu thereof; and
(b)	The principal amount of the Note secured by the Security Deed is decreased from $5,500,000.00 to $4,950,000.00.

3.      Borrower hereby warrants that (i) Borrower is the owner in fee simple of the real property described in the Security Deed (the “Property”) (ii) the 2014 ad valorem property taxes have been paid in full, (iii) there are no loans, deeds or liens of any nature whatsoever unsatisfied against the Property except the Note and Security Deed; and (iv) Borrower makes these warranties to induce Lender to enter into this First Modification Agreement.

4.      Except as expressly modified and amended herein, the Note and Security Deed shall remain in full force and effect. Borrower and Guarantor hereby ratify, confirm and approve the Note and Security Deed as modified herein, agree that the Security Deed shall secure the payment of the Note and other indebtedness as described therein, and agree that the same shall constitute valid and binding obligations of Borrower, enforceable by Lender in accordance with their terms. It is the intention of the parties hereto that this instrument shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Security Deed.

5.      This Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Georgia.

6.      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective, legal representatives, successors and assigns.

7.      This instrument may be executed in separate counterparts, and each such counterpart shall be deemed to be an original instrument.

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IN WITNESS WHEREOF, Lender and Borrower have signed, sealed and delivered this agreement, effective as of the day and year first above written.

Signed, sealed and delivered in the
presence of:	BORROWER:

ROBERTS Properties Residential, L.P.,
/s/ Anthony Shurtz	a Georgia limited partnership
Unofficial Witness
By: Roberts Realty Investors, Inc.,
a Georgia corporation, its sole General Partner

/s/ Sarah Roberts
Notary Public	By:	/s/ Charles S. Roberts
My Commission Expires:		Charles S. Roberts, President

[Notary Seal]		[Corporate Seal]

Sarah Roberts

Fulton County, GA

Expires: July 28, 2018

Signed, sealed and delivered in the
presence of:	LENDER:

North Springs Financial, LLC
/s/ Taylor Pike	a Georgia limited liability company
Unofficial Witness
By: the ardent companies, LLC a Georgia limited liability company, its Managing Member

/s/ Michelle Fowler	By:	/s/ Dror Bezalel
Notary Public		Dror Bezalel, Manager
My Commission Expires:

[Notary Seal]

Michelle Fowler

Barrow County, GA

Expires: February 28, 2017

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CONSENT OF GUARANTOR

The undersigned Guarantor hereby consents to the foregoing First Modification Agreement, and agrees that that certain Unconditional Guaranty of Payment and Performance dated July 18, 2013, executed by the undersigned, shall remain in full force and effect.

This 15th day of January, 2015.

Guarantor

Roberts Realty Investors, Inc.,
a Georgia corporation

By:	/s/ Charles S. Roberts
Charles S. Roberts, President

[Corporate Seal]

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